                                                              EXHIBIT 24(a)
                                                              Form 10-K for 1995
                                                              File No. 1-11237

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.

                                            Joseph J. Melone
                                            -------------------------
                                            Joseph J. Melone
                                            Director

STATE OF NEW YORK              )
                               )  ss.:
COUNTY OF NEW YORK             )

        On the 1st day of March, 1996, personally appeared before me, Joseph J. Melone, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 1st day of March, 1996.

                                            Janet Hannon
                                            -----------------------
                                            Notary Public
                                            Janet Hannon

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR. and EDWARD M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.

                                            Thomas C. Wajnert
                                            -------------------------
                                            Thomas C. Wajnert
                                            Director, Chairman of the Board
                                               and Chief Executive Officer


STATE OF NEW JERSEY            )
                               )  ss.:
COUNTY OF MORRIS               )


        On the 1st day of March, 1996, personally appeared before me, Thomas C. Wajnert, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 1st day of March, 1996.

                                            Suzanne M. Queally
                                            -----------------------
                                            Notary Public
                                            Suzanne M. Queally

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.

                                            John P. Clancey
                                            -------------------------
                                            John P. Clancey
                                            Director


STATE OF NORTH CAROLINA                   )
                                          )  ss.:
COUNTY OF MECKLENBURG                     )


        On the 1st day of March, 1996, personally appeared before me, John P. Clancey, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 1st day of March, 1996.

                                            Joanne L. Quiring
                                            -----------------------
                                            Notary Public
                                            Joanne L. Quiring

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.

                                            William B. Marx, Jr.
                                            -------------------------
                                            William B. Marx, Jr.
                                            Director


STATE OF NEW JERSEY            )
                               )  ss.:
COUNTY OF UNION                )


        On the 1st day of March, 1996, personally appeared before me, William B. Marx, Jr., to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 1st day of March, 1996.

                                            Janice Mitchell
                                            -----------------------
                                            Notary Public
                                            Janice Mitchell

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.

                                            James P. Kelly
                                            -------------------------
                                            James P. Kelly
                                            Director


STATE OF GEORGIA               )
                               )  ss.:
COUNTY OF FULTON               )


        On the 1st day of March, 1996, personally appeared before me, James P. Kelly, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 1st day of March, 1996.

                                            Linda E. Thornton
                                            -----------------------
                                            Notary Public
                                            Linda E. Thornton

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.

                                            Gerald M. Lowrie
                                            -------------------------
                                            Gerald M. Lowrie
                                            Director


DISTRICT OF COLUMBIA           )
                               )  ss.:
                               )


        On the 1st day of March, 1996, personally appeared before me, Gerald M. Lowrie, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 1st day of March, 1996.

                                            Linda L. Mangum
                                            -----------------------
                                            Notary Public
                                            Linda L. Mangum

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under her name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for her and in her name, place and stead, and in each of her offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 1996.

                                            Marilyn J. Wasser
                                            -------------------------
                                            Marilyn J. Wasser
                                            Director


STATE OF NEW JERSEY            )
                               )  ss.:
COUNTY OF MORRIS               )


        On the 7th day of March, 1996, personally appeared before me, Marilyn J. Wasser, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that she executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 7th day of March, 1996.

                                            Ann E. McNee
                                            -----------------------
                                            Notary Public

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.

                                            Richard A. McGinn
                                            -------------------------
                                            Richard A. McGinn
                                            Director


STATE OF NEW JERSEY            )
                               )  ss.:
COUNTY OF UNION                )


        On the 1st day of March, 1996, personally appeared before me, Richard A. McGinn, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 1sr day of March, 1996.

                                            Janice Mitchell
                                            -----------------------
                                            Notary Public
                                            Janice Mitchell

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.

                                            S. Lawrence Prendergast
                                            -------------------------
                                            S. Lawrence Prendergast
                                            Director


STATE OF NEW JERSEY            )
                               )  ss.:
COUNTY OF SOMERSET             )


        On the 1st day of March, 1996, personally appeared before me, S. Lawrence Prendergast, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 1st day of March, 1996.

                                            Jacqueline C. Dawson
                                            -----------------------
                                            Notary Public
                                            Jacqueline C. Dawson

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of March, 1996.

                                            Brooks Walker, Jr.
                                            -------------------------
                                            Brooks Walker, Jr.
                                            Director


STATE OF CALIFORNIA                     )
                                        )  ss.:
CITY & COUNTY OF SAN FRANCISCO           )


        On the 4th day of March, 1996, personally appeared before me, Brooks Walker, Jr., to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 4th day of March, 1996.

                                            Gail J. Strack
                                            -----------------------
                                            Notary Public

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD
M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.

                                            Ramon Oliu, Jr.
                                            -------------------------
                                            Ramon Oliu, Jr.
                                            Vice President and Controller


STATE OF NEW JERSEY            )
                               )  ss.:
COUNTY OF MORRIS               )


        On the 1st day of March, 1996, personally appeared before me, Ramon Oliu, Jr., to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 1st day of March, 1996.

                                            Ann E. McNee
                                            -----------------------
                                            Notary Public
                                            Ann E. McNee

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR. and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.

                                            Edward M. Dwyer
                                            -------------------------
                                            Edward M. Dwyer
                                            Senior Vice President and
                                               Chief Financial Officer


STATE OF NEW JERSEY            )
                               )  ss.:
COUNTY OF MORRIS               )


        On the 1st day of March, 1996, personally appeared before me, Edward M. Dwyer, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 1st day of March, 1996.

                                            Ann E. McNee
                                            -----------------------
                                            Notary Public
                                            Ann E. McNee

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

        NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.

                                            Richard W. Miller
                                            -------------------------
                                            Richard W. Miller
                                            Director


STATE OF NEW JERSEY            )
                               )  ss.:
COUNTY OF MORRIS               )


        On the 1st day of March, 1996, personally appeared before me, Richard W. Miller, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

        WITNESS my hand and official seal this 1st day of March, 1996.

                                            Ann E. McNee
                                            -----------------------
                                            Notary Public
                                            Ann E. McNee